UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2008

SPEEDWAY MOTORSPORTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13582	51-0363307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5555 Concord Parkway South, Concord, North Carolina	28027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 455-3239

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 5, 2008, we issued a press release announcing our financial results for the three and nine month period ended September 30, 2008, and reaffirmed guidance for fiscal year 2008. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statement and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release dated November 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPEEDWAY MOTORSPORTS, INC.

Date: November 5, 2008	By:	/s/ William R. Brooks
William R. Brooks
Vice Chairman and Chief Financial Officer